Exhibit 10.5

DSP GROUP, INC.

1993 DIRECTOR STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 1993 Director Stock Option Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

You have been granted an option to purchase Common Stock of DSP Group, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price

Type of Option	[First Option] [Subsequent Option] (Nonstatutory)

Term/Expiration Date

II. AGREEMENT

1. Grant of [First] [Subsequent] Option. The Administrator hereby grants to the Optionee named in the Notice of Grant attached as Part I. of this Agreement (the “Optionee”), a nonstatutory option (the “Option”) to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Agreement, the terms and conditions of the Plan shall prevail. The option granted hereunder is a [First] [Subsequent] Option, as defined in the Plan.

2. Exercise of Option.

a. Right to Exercise. This Option shall vest and become exercisable as to one-third of the Shares on the first anniversary of the date of grant of this Option, and shall vest and become exercisable as to one-third of the Shares at the end of each twelve-month period thereafter. In the event of Optionee’s death, disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or other termination of Optionee’s Continuous Status as a Director, the exercisability of the Option is governed by the applicable provisions of the Plan.

b. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price and any required withholding or other taxes as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

a. Cash; or

b. Check; or

c. Delivery of a properly executed Exercise Notice, together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

d. Surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender; and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

e. Any combination of the above methods.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Agreement.

6. Tax Consequences. Some of the federal, California and other states tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. SPECIAL RULES MAY APPLY IF SALE OF THE OPTIONEE’S SHARES AT A PROFIT MAY SUBJECT THE OPTIONEE TO SUIT UNDER SECTION 16(B) “INSIDER TRADING” RESTRICTIONS AS OF THE TIME THE OPTIONEE EXERCISES THE OPTION.

This Option will be treated for federal income tax purposes as a nonstatutory stock option (“NSO”). The Optionee may incur regular federal income tax and California and other states income tax liabilities upon exercise of a NSO. The Optionee will generally be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Agreement. Optionee has reviewed the Plan and this Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement, and fully understands all provisions of the Plan and this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Stock Option Agreement.

OPTIONEE:	DSP GROUP, INC.

By:
(Signature)
Address:	Title:

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Stock Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Stock Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Stock Option Agreement.

Spouse of Optionee

EXHIBIT A

DSP GROUP, INC.

1993 DIRECTOR STOCK OPTION PLAN

EXERCISE NOTICE

DSP GROUP, INC.

3120 Scott Boulevard

Santa Clara, CA 95054

Attention: Stock Administration

1. Exercise of Option. Effective as of today,                     ,             , the undersigned,                      (“Purchaser”), hereby elects to purchase                      (            ) shares (the “Shares”) of the Common Stock of DSP GROUP, INC., a Delaware corporation (the “Company”), under and pursuant to the 1993 Director Stock Option Plan (the “Plan”), and the Stock Option Agreement dated              (the “Option Agreement”). The purchase price per share for the Shares shall be                      ($            ), for an aggregate purchase price of $            , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.                      Cash

b.                      Check

c.                      Same day exercise and sale

3. Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                      (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear full liability for the payment of any taxes with respect to the Shares and the sale thereof and will, upon demand, indemnify and defend the Broker and the Company against any amounts which may be owing in this regard.

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I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

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7. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

Submitted by:	Accepted by:

PURCHASER:	DSP GROUP, INC.:

By:
(Signature)	(Signature)

(Print Name and Title)

3120 Scott Boulevard
Santa Clara, CA 95054

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